Summary Prospectus

Multi-asset

Delaware Foundation® Growth
Allocation Fund

(formerly Delaware Aggressive Allocation Portfolio)
Nasdaq ticker symbols
Class A	DFGAX
Class B	DFGDX
Class C	DFGCX
Class R	DFGRX

January 28, 2010

Before you invest, you may want to review the Fund's statutory prospectus, which contains more information about the Fund and its risks. You can find the Fund's statutory prospectus and other information about the Fund, including its statement of additional information and most recent reports to shareholders online at http://www.lfg.com/LincolnPageServer?LFGPage=/lfg/delmac/shr/rpt/index.html. You can also get this information at no cost by calling
800 523-1918 or by sending an e-mail request to service@delinvest.com. The Fund's statutory prospectus and statement of additional information, both dated January 28, 2010, are each incorporated by reference into this summary prospectus.

Investments in the Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited
ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (Macquarie Group), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Fund, the repayment of capital from the Fund, or any particular rate of return.

What is the Fund's investment objective?

Delaware Foundation® Growth Allocation Fund seeks long-term capital growth.

What are the Fund's fees and expenses?

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales-charge discounts on this Fund if you and your family invest, or agree to invest in the future, at least $50,000 in Delaware Investments® Funds. More information about these and other discounts is available from your financial advisor, in the Fund's prospectus under the section entitled "About your account," and in the Fund's statement of additional information under the section entitled "Purchasing shares."

Shareholder fees (fees paid directly from your investment)
Class	A	B	C	R
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.75%	none	none	none
Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	none	4.00%[1]	1.00%[1]	none
Exchange fees[2]	none	none	none	none
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Class	A	B	C	R
Management fees	0.65%	0.65%	0.65%	0.65%
Distribution and service (12b-1) fees	0.30%	1.00%	1.00%	0.60%
Other expenses	0.84%	0.84%	0.84%	0.84%
Acquired fund fees and expenses	0.04%	0.04%	0.04%	0.04%
Total annual fund operating expenses	1.83%	2.53%	2.53%	2.13%
Fee waivers and expense reimbursements[3]	-0.68%	-0.63%	-0.63%	-0.73%
Total annual fund operating expenses after waivers and reimbursements	1.15%	1.90%	1.90%	1.40%

1

If you redeem Class B shares during the first year after you buy them, you will pay a contingent deferred sales charge (CDSC) of 4.00%, which declines to 3.25% during the second year, 2.75% during the third year, 2.25% during the fourth and fifth years, 1.50% during the sixth year, and 0% thereafter. Class C shares redeemed within one year of purchase are subject to a 1.00% CDSC.

2	Exchanges are subject to the requirements of each Delaware Investments ® Fund. A front-end sales charge may apply if you exchange shares into a fund that has a front-end sales charge.
3

The Fund's investment manager, Delaware Management Company (Manager), has contracted to waive its investment advisory fees and/or pay Fund expenses (excluding any 12b-1 plan and certain other expenses) to the extent necessary to prevent total annual fund operating expenses from exceeding 0.90% of the Fund's average daily net assets from January 28, 2010 through January 28, 2011. The Fund's distributor, Delaware Distributors, L.P. (Distributor), has contracted to limit the Class A and Class R shares' 12b-1 fees from January 28, 2010 through January 28, 2011 to no more than 0.25% and 0.50%, respectively, of average daily net assets.

Expense example

The example below is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example shows the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown. This example reflects the Manager's and Distributor's expense waivers and reimbursements for the one-year period and the total operating expenses without waivers for years 2 through 10.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

		(if redeemed)		(if redeemed)
Class	A	B	B	C	C	R
1 year	$685	$193	$593	$193	$293	$143
3 years	$1,055	$728	$1,003	$728	$728	$597
5 years	$1,449	$1,289	$1,514	$1,289	$1,289	$1,077
10 years	$2,547	$2,646	$2,646	$2,818	$2,818	$2,404

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 94% of the average value of its portfolio.

What are the Fund's main investment strategies?

The Fund seeks to achieve its objective by investing in a combination of underlying securities representing a variety of asset classes and investment styles. The Manager will use an active allocation approach when selecting the Fund's investments. In striving to meet its objective, the Fund will typically target about 80% of its net assets in equity securities and about 20% of its net assets in fixed income securities. The Fund's allocations may vary within the ranges shown in the table below. The Fund may invest 15% to 70% of net assets in foreign securities and up to 20% of net assets in emerging market securities.  Following are the strategic policy weights for the Fund's net assets, as they may be invested in broad and narrow asset classes, and various investment styles, and the permitted range of variation around those weights.

Equity Asset Class: 80% policy weight (55-90% range)

  U.S. Equity Asset Class: 40% policy weight (15-50% range)
  o U.S. Large Cap Core
  o U.S. Large Cap Growth
  o U.S. Large Cap Value
  o U.S. Small Cap Core

  International Equity Asset Class: 30% policy weight (15-50% range)
  o International Value
  o International Growth

  Global Real Estate Equity Asset Class: 0% policy weight (0-20% range)
  o U.S. Real Estate
  o Global Ex-U.S. Real Estate

  Emerging Markets Asset Class: 10% policy weight (0-20% range)

Fixed Income Asset Class: 20% policy weight (10-45% range)

  Diversified Fixed Income Asset Class: 20% policy weight (10-45% range)
  o Diversified Fixed Income: 18% policy weight (10-40% range)
  o Money Market/Cash Equivalents: 2% policy weight (0-10% range)

What are the main risks of investing in the Fund?

Investing in any mutual fund involves risk, including the market risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund's portfolio. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Other principal risks include:

Risk	Definition
Foreign risk	The risk that foreign securities (particularly in emerging markets) may be adversely affected by political instability; changes in currency exchange rates; inefficient markets and higher transaction costs; foreign economic conditions; or inadequate or different regulatory and accounting standards.
Small company risk	The risk that prices of small- and medium-sized companies may be more volatile than those of larger companies because of limited financial resources or dependence on narrow product lines.
Interest rate risk	The risk that securities, particularly bonds with longer maturities, will decrease in value if interest rates rise.
Credit risk	The risk that a bond's issuer will be unable to make timely payments of interest and principal. Investing in so-called "junk" or "high yield" bonds entails greater risk of principal loss than the risk involved in investment grade bonds.
Prepayment risk	The risk that the principal on a bond that is held by a fund will be prepaid prior to maturity at a time when interest rates are lower than what that bond was paying. A fund may then have to reinvest that money at a lower interest rate.
Liquidity risk	The possibility that securities cannot be readily sold within seven days at approximately the price at which a fund has valued them.
Derivatives risk	Derivatives may involve additional expenses and are subject to the risk that a security or a securities index to which the derivative is associated moves in the opposite direction from what the portfolio manager had anticipated. Another risk of derivative transactions is the creditworthiness of the counterparty because the transactions rely upon the counterparty's ability to fulfill its contractual obligations.
Loans and other direct indebtedness risk	The risk that the Fund will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower.

How has Delaware Foundation® Growth Allocation Fund performed?

The bar chart and table below can help you evaluate the risks of investing in the Fund. The bar chart shows how annual returns for the Fund's Class A shares have varied over the past 10 calendar years. The table shows the average annual returns of the Class A, B, C, and R shares for the 1-, 5-, and 10-year or lifetime periods, as applicable. The Fund's past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. The returns reflect expense caps in effect during these periods. The returns would have been lower without the expense caps. You may obtain the Fund's most recently available month-end performance by calling 800 523-1918 or by visiting our web site at www.delawareinvestments.com/performance.  Prior to mid-September, 2008, the Fund operated as a fund of funds, investing primarily in other Delaware Investments® Funds. Since mid-September, 2008, the Fund has been restructured to invest directly in securities representing a variety of asset classes and investment styles (Restructuring). The historical returns do not reflect the Restructuring.

Year-by-year total return (Class A)

During the periods illustrated in this bar chart, Class A's highest quarterly return was 16.13% for the quarter ended June 30, 2009, and its lowest quarterly return was -14.59% for the quarter ended September 30, 2002. The maximum Class A sales charge of 5.75%, which is normally deducted when you purchase shares, is not reflected in the previous sentence or in the bar chart. If this sales charge were included, the returns would be less than those shown.

Average annual total returns for periods ended December 31, 2009

	1 year	5 years	10 years or lifetime[1]
Class A return before taxes	23.27%	1.43%	1.08%
Class A return after taxes on distributions	22.40%	0.67%	0.38%
Class A return after taxes on distributions and sale of Fund shares	15.12%	1.04%	0.62%
Class B return before taxes[2]	25.81%	1.47%	1.08%
Class C return before taxes[2]	28.95%	1.86%	0.92%
Class R return before taxes	30.56%	2.37%	5.74%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	26.46%	0.42%	-0.95%

1

Lifetime returns are shown for a class if the class has existed for less than 10 years. The Index returns shown are for 10 years because the Fund's Class A, Class B and Class C shares commenced operations more than 10 years ago. The returns shown for Class R shares are for the lifetime period because the inception date for Class R shares was June 2, 2003. The Index return for the Class R lifetime is 4.16%. The Index reports returns on a monthly basis as of the last day of the month.

2

Total returns assume redemption of shares at end of period. If shares were not redeemed, the returns for Class B would be 29.81%, 1.86%, and 1.08%, for the 1-, 5-, and 10-year periods, respectively; and returns for Class C would be 29.95%, 1.86%, and 0.92%, for the 1-, 5-, and 10-year periods, respectively.

The Fund's returns above are compared to the performance of the S&P 500 Index. The Index measures the performance of 500 mostly large-cap stocks weighted by market value, and is often used to represent performance of the U.S. stock market. The Index is not a perfect comparison for the Fund because the Fund may invest in fixed income and international securities, which are not included in the index.  Maximum sales charges are included in the Fund's returns shown above.

After-tax performance is presented only for Class A shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Fund's lifetime and do not reflect the impact of state and local taxes.

Who manages the Fund?

Investment manager

Delaware Management Company

Portfolio managers	Title with Delaware Management Company	Start date on the Fund
Michael J. Hogan, CFA	Executive Vice President, Chief Investment Officer, Head of Equity Investments	June 2007
Paul Grillo, CFA	Senior Vice President, Co-Chief Investment Officer – Total Return Fixed Income Strategy	September 2008
Sharon Hill, Ph.D.	Senior Vice President, Head of Equity Quantitative Research and Analytics	September 2008
Francis X. Morris	Senior Vice President, Chief Investment Officer – Core Equity	May 2004
Babak "Bob" Zenouzi	Senior Vice President, Senior Portfolio Manager	September 2008

Purchase and redemption of Fund shares

You may purchase or redeem shares of the Fund on any day that the New York Stock Exchange (NYSE) is open for business (a business day). Shares may be purchased or redeemed: through your financial advisor; by regular mail (c/o Delaware Investments, P.O. Box 219691, Kansas City, MO 64121-9691); by overnight courier service (c/o Delaware Service Center, 430 W. 7th Street, Kansas City, MO 64105); by telephone to our Shareholder Service Center at 800 523-1918 weekdays from 8 a.m. to 7 p.m. Eastern time; by telephone to our automated telephone service at 800 362-3863 at any time; through our web site at www.delawareinvestments.com; or by wire.

In most cases, the minimum initial investment is $1,000 and subsequent investments can be made for as little as $100. If you are buying shares in an IRA or Roth IRA, under the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act, or through a direct deposit purchase plan or an automatic investment plan, the minimum initial investment is $250 and subsequent investments can be made for as little as $25. The minimum initial purchase for Coverdell Education Savings Account is $500 and subsequent investments can be made for as little as $25. There is no minimum initial purchase requirement for Class R shares, but certain eligibility requirements must be met. The minimums vary for retirement plans other than IRAs, Roth IRAs, or Coverdell Education Savings Accounts. We may reduce or waive the above minimums in certain cases. As of May 31, 2007, no new or subsequent investments are allowed in the Fund's Class B shares, except through a reinvestment of dividends or capital gains or permitted exchanges.

Tax information

The Fund expects to declare and distribute all of its net investment income, if any, to shareholders annually. The Fund will also distribute net realized capital gains, if any, at least annually. The Fund's distributions are generally taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA.

Payments to financial intermediaries

If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

SMPR-452 [9/09] POD 14715 [1/10]